SCHEDULE 14A
                                 (Rule 14a101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        SUPERCONDUCTOR TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        SUPERCONDUCTOR TECHNOLOGIES INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998


TO THE STOCKHOLDERS OF SUPERCONDUCTOR TECHNOLOGIES INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Superconductor Technologies Inc., a Delaware corporation (the "Company"), will be held on MAY 20, 1998, at 11:00 a.m., local time, at the Pacifica Suites, 5490 Hollister Avenue, Santa Barbara, California, for the following purposes:

         1. To elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock from 15,000,000 shares to 30,000,000 shares.

         3. To ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the year ending December 31, 1998.

         4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on MARCH 23, 1998 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has previously returned a proxy.


James G. Evans, Jr.
Vice President and
Chief Financial Officer


Santa Barbara, California
April 20, 1998


IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                             460 WARD DRIVE, SUITE F
                      SANTA BARBARA, CALIFORNIA 93111-2310
                                 (805) 683-7646

                             MEETING TO BE HELD AT:

                                 PACIFICA SUITES
                              5490 HOLLISTER AVENUE
                             SANTA BARBARA, CA 93111
                                ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                ----------------

         The enclosed Proxy is solicited on behalf of Superconductor Technologies Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 20, 1998, at 11:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Pacifica Suites, 5490 Hollister Avenue, Santa Barbara, California 93111.


         These proxy solicitation materials were first mailed on or about April 20, 1998, to all stockholders entitled to vote at the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE

         Stockholders of record at the close of business on MARCH 23, 1998 (the "Record Date"), are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. At the Record Date, 7,707,081 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

         Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees for director, (ii) FOR approval of an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of shares of Common Stock authorized thereunder by 15,000,000 shares, and (iii) FOR ratification of the appointment of Price Waterhouse LLP as independent auditors for the Company for the period ending December 31, 1998. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, telegram, letter or facsimile. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

         In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 19, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

NOMINEES

         The Bylaws of the Company provide for a Board of seven (7) directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven (7) nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

         The names of the nominees and certain information about them as of March 23, 1998 are set forth below:



                                                 Director
        Name                               Age    Since                  Principal Occupation
----------------------------------        ------ --------   --------------------------------------------------------
Glenn E. Penisten                           66     1987     Chairman of the Board of the Company
E. Ray Cotten                               66     1996     Vice Chairman of the Board of the Company
M. Peter Thomas                             56     1997     President, Chief Executive Officer and Director
Robert P. Caren, Ph.D.(l)(2)                65     1988     Retired Corporate Vice President, Science and
                                                            Engineering, Lockheed Corporation
Dennis Horowitz(l)(2)                       51     1990     President and Chief Executive Officer of Wolverine Tube,
                                                            Inc.
John D. Lockton(1)(2)                       60     1997     President and Chief Executive Officer of International
                                                            Wireless Communications, Inc.
J. Robert Schrieffer, Ph.D.(l)(2)           66     1988     Chairman of the Technical Advisory Board of the
                                                            Company; University Professor, Florida State University;
                                                            Chief Scientist of the National High Magnetic Field
                                                            Laboratory


---------------------------

(1)   Member of the Audit Committee.

(2)   Member of the Compensation Committee.

         Glenn E. Penisten has served as Chairman of the Board since May 1994. Mr. Penisten is a founder of the Company and has served on its Board of Directors since May 1987. He served as the Company's Chief Executive Officer from August 1987 to June 1988. Mr. Penisten has been a General Partner of Alpha Partners, a venture capital firm, since 1985. Mr. Penisten was Chairman of the American Electronics Association in 1982, while he was Chairman of the Board of Directors and Chief Executive Officer of American Microsystems Inc., a semiconductor company. Mr. Penisten is a director of Bell Microproducts Inc., IKOS Systems, Inc., Network Peripherals, Inc. and Pinnacle Systems. Mr. Penisten holds a B.S. in electrical engineering from Oklahoma State University.

         E. Ray Cotten joined the Board of Directors in July 1996 and since August 1996 has served as Vice Chairman of the Board. Since August 1994, he has served as Chairman of the Board of Impulse Telecommunications Corporation, a wireless communications consulting and engineering firm ("Impulse"). Prior to joining Impulse, from December 1992 to August 1994, Mr. Cotten was President, Chief Executive Officer and Chief Operating Officer of Scott Instruments Corporation, a pioneer in voice recognition systems, and from December 1990 to November 1992, he was President and Chief Executive Officer of ACS Software Products Group, a software company for the apparel industry. Prior to December 1990, he also served as Vice Chairman and co-founder of NetAmerica, a digital networking company, held vice-president positions at Microdynamics, Inc., a CAD/CAM company for the apparel industry, Northern Telecom, Inc., a telecommunications company, Data Transmission Corporation, a digital networking company, and Danray, a communications switch manufacturing company, and he spent nearly 10 years with Texas Instruments, where he held various management positions. Mr. Cotten received his B.A. in business from Oklahoma State University.

         M. Peter Thomas joined the Company as President and Chief Executive Officer and member of the Board of Directors in April 1997. Prior to joining the Company, Mr. Thomas was President and Chief Executive Officer of First Pacific Networks, Inc., a telecommunications company, from June, 1995 to January 1997, which company filed for bankruptcy in February 1997 under Chapter 11 of the U.S. Bankruptcy Code. From August 1991 to May 1995, Mr. Thomas engaged in general business consulting in conjunction with The Stanbridge Group, a consulting firm which he co-founded in 1989. From January 1990 to July 1991, he was President and Chief Executive Officer of Data-Design Laboratories, Inc., an electronics company, and from 1989 to 1990, he consulted for The Stanbridge Group. Prior to 1989, Mr. Thomas also served as President and Chief Executive Officer of Ericsson North America, Inc., the North American operating subsidiary of Sweden's L.M. Ericsson, a telecommunications company, as President and Chief Operating Officer of Telenova, Inc. a telecommunications company, and as President of the Telecom Network Systems Division of ITT, Inc., a telecommunications company. Mr. Thomas received his B.S.E. in Aerospace Engineering from Princeton University and his M.B.A. from the Harvard Business School.

         Robert P. Caren, Ph.D., has served on both the Board of Directors and the Technical Advisory Board of the Company since January 1988. From 1988 to 1995, when he retired, Dr. Caren served as Corporate Vice President, Sciences and Engineering, for Lockheed Martin Corporation. Dr. Caren is a fellow of the American Institute of Aeronautics and Astronautics, American Astronautics Society and the American Association for the Advancement of Science. He is a member of the National Academy of Engineering and past Chairman of the Research Division of the Defense Preparedness Association. Dr. Caren received his Ph.D., M.S. and B.S. in physics from Ohio State University.

         Dennis Horowitz has served on the Board of Directors of the Company since June 1990. Mr. Horowitz is currently President and Chief Executive Officer of Wolverine Tube Inc., a manufacturer and distributor of copper and copper alloy tube. From September 1994 to April 1997, he served as Corporate Vice President and President of the Americas, AMP Incorporated, an interconnection device company. From October 1993 to August 1994, Mr. Horowitz served as President and Chief Executive Officer of Philips Technologies, a Philips Electronics North America company. From April 1990 to September 1993, Mr. Horowitz served as President of Philips Components, Discrete Products Division. From 1988 to 1990, he served as President and Chief Executive Officer of Magnavox CATV, and from 1980 to 1988 he was involved in the general administration of North American Philips Corporation. Philips Components and Magnavox CATV are divisions of North American Philips Corporation. Mr. Horowitz is a director of Aerovox Corporation. Mr. Horowitz holds an M.B.A.
and a B.A. in economics from St. John's University.


         John D. Lockton joined the Board of Directors of the Company in December 1997. Mr. Lockton is currently President, Chief Executive Officer and a Director of International Wireless Communications, Inc., an operator of cellular systems, of which he was a co-founder in 1992. From May 1990 to August 1991, he was Managing Partner of Corporate Technology Partners, a joint venture with Bell Canada Enterprises. In 1988 Mr. Lockton founded Cellular Data, Inc., a cellular wireless data technology company, and Star Associates, Inc., a cellular radio RSA company. He founded and was a director of Interactive Network, Inc., a wireless-based television company, and was Chairman of the Board of Directors until December 1994. From 1983 to 1987 Mr. Lockton was Executive Vice President of Pacific Bell (now Pacific Telesis). From 1980 to 1983 he was President of Warner Amex (now Time Warner) Cable Television, Inc. From 1968 to 1980, Mr. Lockton served in various capacities at Dun & Bradstreet. Mr. Lockton is the primary inventor of a patented wireless technology for Personal Communication Services (PCS). Mr. Lockton is a graduate of Yale University (Phi Beta Kappa), and Harvard Law School and received an Executive M.B.A. from Columbia University.


         J. Robert Schrieffer, Ph.D., founded the Technical Advisory Board of the Company in August 1987 and has served as its Chairman since that time. He has also served on the Board of Directors of the Company since October 1988. He received the Nobel Prize in Physics in 1972 for work in superconductivity theory, and he has received many other professional honors including the National Medal of Science. Dr. Schrieffer is currently the President of the American Physical Society. He is also the University Eminent Scholar of the State of Florida University System and has been the Chief Scientist of the National High Magnetic Field Laboratory since January 1992. Dr. Schrieffer was Chancellor's Professor of Physics and Director of the Institute for Theoretical Physics at the University of California, Santa Barbara, from 1980 to

1991. Dr. Schrieffer serves on a number of government and industrial committees and is a Fellow of the Los Alamos National Laboratory, heading its Advanced Study Program in High Temperature Superconductivity Theory from 1988 to 1993. Dr. Schrieffer received his Ph.D. and M.S. in physics from the University of Illinois and his B.S. in physics from the Massachusetts Institute of Technology.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The seven (7) nominees receiving the highest number of affirmative votes shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect under Delaware law.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of six (6) meetings during the fiscal year ended December 31, 1997, including two telephonic meetings. The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or any committee performing similar functions.


         The functions of the Audit Committee are to recommend selection of independent public accountants to the Board of Directors, to review the scope and results of the year-end audit with management and the independent auditors and to review the Company's accounting principles and its system of internal accounting controls. The Audit Committee met one (1) time during fiscal 1997. The current members of the Audit Committee are Robert P. Caren, Ph.D., Dennis Horowitz, John D. Lockton and J. Robert Schrieffer, Ph.D.



         The functions of the Compensation Committee are to review and approve salaries, bonuses and other benefits payable to the Company's executive officers and to administer the Company's Amended and Restated 1988 Stock Option Plan, the 1992 Director Option Plan and the 1992 Stock Option Plan. The Compensation Committee met five (5) times during fiscal 1997. The current members of the Compensation Committee are Robert P. Caren, Ph.D., Dennis Horowitz, John D. Lockton and J. Robert Schrieffer, Ph.D.



         No incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1997; and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 1997 on which such person served, except John D. Lockton, who was appointed to the Board of Directors at the final Board of Directors meeting held December 15, 1997, and therefore attended no meetings.


DIRECTOR COMPENSATION


         Each nonemployee director of the Company, consisting in fiscal 1997 of Robert P. Caren, Ph.D., Dennis Horowitz, Glenn E. Penisten, J. Robert Schrieffer, Ph.D., Charles Crocker, who resigned from the Board in July 1997, and John D. Lockton, who was appointed to the Board in December but attended no meetings during fiscal 1997, is paid $1,000 for each non-telephonic Board meeting in which the Board member participates.


         Nonemployee directors also participate in the 1992 Director Option Plan, as amended (the "Director Plan"), and the 1992 Stock Option Plan, as amended (the "1992 Option Plan"). The Director Plan provides for the automatic grant of a nonstatutory stock option to purchase 15,000 shares of Common Stock of the Company to each of the Company's nonemployee directors on the date on which such person (i) first becomes a director or (ii) ceases to serve as a representative of a stockholder of the Company (a "First Option"), and an additional automatic grant of a nonstatutory stock option to purchase 3,000 shares of Common Stock of the Company on June 1 of each year provided such person has served on the Board for at least six (6) months (a "Subsequent Option"). First Options vest at the rate of twenty-five percent (25%) of the shares granted on each anniversary of the date of grant, and Subsequent Options vest at the rate of fifty percent (50%) of the shares on each anniversary of the date of grant. During the fiscal year ended December 31, 1997, directors Caren, Crocker, Horowitz and Schrieffer were each automatically granted an option to purchase 3,000 shares at a per share exercise price of $3.56 pursuant to the Director Plan, and upon joining the Board in December, director Lockton was automatically granted an option to purchase 15,000 shares at an exercise price of $2.31 pursuant to the Director Plan.


         In October 1997 the Directors were given the opportunity to reprice options, on or before December 5, 1997, which had been granted under the Director Plan (the "Old Options") with new options to be granted under the 1992 Option Plan (the "New Options"). The New Options were offered at $3.125, the closing price of the Company's stock on October 29, 1997 as quoted on the Nasdaq National Market, and if a director elected to reprice Old Options, he received one-third less New Options, vesting at the same rate as the Old Options. Three directors, namely Glenn E. Penisten, Dennis Horowitz and J. Robert Schrieffer, elected to participate in the repricing. A total of 232,500 shares were canceled under the Director Plan, and 155,002 shares were issued at $3.125 under the 1992 Option Plan to the participating directors: 17,334 New Options were issued to Dennis Horowitz replacing 26,000 Old Options (2,500 at $6.00, 2,500 at $6.75, 3,000 at $6.25, 15,000 at $7.625 and 3,000 at $7.50); 49,334 New Options were issued to J. Robert Schrieffer replacing 74,000 Old Options (62,500 at $6.00, 2,500 at $6.75, 3,000 at $6.25, 3,000 at $7.50 and 3,000 at $3.56); and 88,334
New Options were issued to Glenn E. Penisten replacing 132,500 Old Options (130,000 at $6.50 and 2,500 at $6.00).


         Except as described above, directors do not receive additional compensation for their services as directors of the Company or as members of committees of the Board of Directors. There are no family relationships between directors and executive officers of the Company.


                                  PROPOSAL TWO:

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

GENERAL

         The Amended and Restated Certificate of Incorporation as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock consisting of 15,000,000 shares of Common Stock, $.001 par value per share, and 2,000,000 shares of Preferred Stock, $.001 par value per share. In February 1998, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 30,000,000 shares. The stockholders are being asked to approve such amendment to the Certificate at the Annual Meeting.

         The Company currently has 15,000,000 authorized shares of Common Stock, of which, as of March 26, 1998, 7,707,081 shares of Common Stock were issued and outstanding, and 2,000,000 shares of Preferred Stock, of which 833,333 shares have been designated Series A Preferred and 500,000 of which are issued and outstanding as of March 26, 1998. The Company has reserved 1,666,666 shares of Common Stock for issuance upon conversion of the Series A Preferred, 1,828,909 shares for future grant or for issuance upon the exercise of outstanding options under the Director Plan, the Option Plan and the Amended and Restated 1988 Stock Option Plan, 250,000 shares for issuance upon exercise of certain outstanding warrants and 66,667 shares for issuance upon exercise of certain warrants issuable by the Company.

PURPOSE AND EFFECT OF THE AMENDMENT

         The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital through the sale of securities, to acquire another company or its business or assets, or to establish a strategic relationship with a corporate partner. The Board of Directors has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, except in the case of a stock split or stock dividend, such issuances will decrease existing stockholders' percentage equity ownership. The holders of Common Stock have no preemptive rights.

POTENTIAL ANTI-TAKEOVER EFFECT

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of the holders of a majority of the shares outstanding as of the Record Date will be required to approve the amendment to the Certificate of Incorporation.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS
PROPOSAL.

                                 PROPOSAL THREE:

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Price Waterhouse LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1998.

         A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such person desires to do so. Such representative is expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Ratification of the Board's appointment of Price Waterhouse LLP requires the affirmative vote of a majority of the Votes Cast. In the event the stockholders do not approve the selection of Price Waterhouse LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS
PROPOSAL.

                         VOTING SECURITIES OF PRINCIPAL
                           STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock as of March 23, 1998, by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director, (iii) by each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table," and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.


                                                                            Number     Percentage
                             Name                                         of Shares     Ownership
---------------------------------------------------------------------    -----------   ----------
Lockheed Martin Corporation..........................................     494,047         6.41%
   6801 Rockledge Drive
   Bethesda, Maryland  20817
Glenn E. Penisten(1).................................................     185,591         2.38
Robert B. Hammond(2).................................................     104,585         1.34
M. Peter Thomas(3)...................................................      76,267         *
James P. Simmons, Jr.(4).............................................      54,417         *
E. Ray Cotten(5) ....................................................      50,717         *
James G. Evans, Jr.(5)...............................................      44,897         *
J. Robert Schrieffer(6)..............................................      41,918         *
Neal Fenzi(5)........................................................      27,730         *
Michael Eddy(7)......................................................      25,638         *
Robert P. Caren(8)...................................................      20,992         *
Dennis Horowitz(9)...................................................      16,418         *
John D. Lockton......................................................          -0-        *
Daniel C. Hu.........................................................      15,484         *
All executive officers and directors as a group (12 persons)(10).....     649,170         7.9%

--------------------

*        Less than one percent.

(1) Includes 96,997 shares held by a trust for the benefit of Glenn and Mary Louise Penisten. Also includes 88,334 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(2) Includes 72,085 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(3) Includes 75,834 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(4) Includes 54,167 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(5) All shares are issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998. (6) Includes 38,918 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(7) Includes 24,438 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(8) Includes 18,292 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(9) Includes 13,418 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 23, 1998.

(10) See footnotes (1)-(9). Includes 508,830 shares issuable upon exercise of stock options held by executive officers and directors that are exercisable within 60 days of March 23, 1998. Does not include shares owned by Mr. Hu, who ceased service with the Company in April 1997.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all compensation received for services rendered to the Company in all capacities during the fiscal years ended December 31, 1997, 1996 and 1995 by the Company's Chief Executive Officer and former Chief Executive Officer, and the four executive officers other than the Chief Executive Officer and former Chief Executive Officer whose total salary and bonus for fiscal year 1997 exceeded $100,000.


                                                                                                     LONG-TERM
                                                          ANNUAL COMPENSATION                       COMPENSATION
                                                -------------------------------------------------   -------------    --------------
                                                                                                     SECURITIES        ALL OTHER
                                                                                 OTHER ANNUAL        UNDERLYING     COMPENSATION(2)
   NAME AND PRINCIPAL POSITION       YEAR          SALARY($)     BONUS($)      COMPENSATION($)(1)    OPTIONS(#)           ($)
-------------------------------    --------     -------------   ----------     ------------------   ------------     --------------
M. Peter Thomas                      1997           162,798(3)       --              15,000(4)        280,000            1,644
President and Chief Executive        1996               N/A         N/A                 N/A               N/A              N/A
Officer                              1995               N/A         N/A                 N/A               N/A              N/A

Daniel C. Hu                         1997           208,535      78,000                  --            20,000(5)         1,329
Former President and Chief           1996           236,248          --                  --           160,000            1,529
Executive Officer                    1995           180,857          --              12,546(6)             --            1,558

E. Ray Cotten                        1997           166,076          --                  --                --            6,542
Vice Chairman of the Board of        1996            51,003          --                  --           108,934            1,249
Directors                            1995               N/A         N/A                 N/A               N/A              N/A

Robert B. Hammond                    1997           165,080          --                  --            60,000(7)           932
Senior Vice President and            1996           148,265          --                  --            25,000(8)           839
Chief                                1995           141,921          --                  --                --              851
Technical Officer

James G. Evans, Jr.                  1997           146,908          --                  --            30,000(9)           847
Vice President and Chief             1996           130,260          --                  --            35,000(10)          463
Financial Officer                    1995            91,281          --                  --            45,000              358

James P. Simmons, Jr.                1997           144,277          --                  --            20,000(11)          819
Vice President Marketing and         1996           130,155          --                  --            20,000(12)          750
Sales                                1995           121,233          --                  --            15,000              419

---------------------------

(1) Excludes certain perquisites and other amounts that, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(2)      Term life insurance premiums.

(3) Mr. Thomas commenced employment with the Company in April 1997; amount shown reflects pro rated annual salary of $200,000.

(4)      Relocation expenses.

(5) Mr. Hu resigned from his positions with the Company in April 1997; amounts shown include options to purchase 20,000 shares which terminated prior to the vesting of any shares under such options.

(6)      Hotel and transportation expenses.

(7) Includes 15,000 shares which replaced a 1996 grant of an option to purchase 15,000 shares which was canceled.

(8) Includes 15,000 shares which were canceled and replaced by a 1997 grant of an option to purchase 15,000 shares.

(9) Includes 20,000 shares which replaced a 1996 grant of an option to purchase 20,000 shares which was canceled.

(10) Includes 20,000 shares which were canceled and replaced by a 1997 grant of an option to purchase 20,000 shares.

(11) Includes 10,000 shares which replaced a 1996 grant of an option to purchase 10,000 shares which was canceled.

12 Includes 10,000 shares which were canceled and replaced by a 1997 grant of an option to purchase 10,000 shares.


EMPLOYMENT AGREEMENTS

         In addition to the executive compensation set forth in the table above, pursuant to a letter agreement between M. Peter Thomas and the Company dated April 3, 1997, Mr. Thomas is entitled to six months' salary as severance in the event of a change in position not for cause, and 70,000 of the 280,000 options to purchase Common Stock of the Company will be accelerated to vest immediately upon a change of control involving a change in Mr. Thomas' position. E. Ray Cotten is entitled to twelve months severance, including a continuation of base salary and employee and dependent health and insurance benefits, in the event of involuntary termination as set forth in an Employment Agreement between the Company and Mr. Cotten dated July 1, 1997. Upon his resignation as President and Chief Executive Officer of the Company in April 1997, Daniel Hu received 6 months of base salary and health, dental and life insurance for himself and his dependents as severance. In addition, 240,293 of Mr. Hu's options to purchase Common Stock of the Company were accelerated to vest as of April 7, 1997, and the period in which to exercise such options was extended through October 31, 1997. Mr. Hu elected not to exercise such options, and they were returned to the option plans from which they were issued effective November 1, 1997. There are no other employment agreements between the Company and any of its executive officers.

OPTION GRANTS IN FISCAL 1997

         The following table sets forth certain information regarding stock options granted during the fiscal year ended December 31, 1997 to each of the executive officers named in the table under "Executive Officer
Compensation--Summary Compensation Table."


                                                    INDIVIDUAL GRANTS
                                  ----------------------------------------------------    POTENTIAL REALIZABLE
                                                                                                 VALUE
                                                   % OF TOTAL                               AT ASSUMED ANNUAL
                                   NUMBER OF         OPTIONS                              RATES OF STOCK PRICE
                                  SECURITIES       GRANTED TO                               APPRECIATION FOR
                                  UNDERLYING        EMPLOYEES   EXERCISE                     OPTION TERM(2)
                                    OPTIONS         IN FISCAL    PRICE    EXPIRATION      ---------------------
NAME                              GRANTED (#)        YEAR(1)     ($/SH)      DATE           5%($)        10%($)
-----------------------           -----------      ----------   --------  ----------      -------     ---------
M. Peter Thomas(3)                 280,000            37.40       3.75     04/07/07       660,339     1,673,430

Daniel C. Hu(4)                     20,000             2.67       7.88     01/06/07            --            --

E. Ray Cotten(5)                        --               --         --           --            --            --

Robert B. Hammond(6)                15,000             2.00       4.00     01/28/07        37,734        95,625
                                    15,000(7)          2.00       4.00     01/28/07        37,734        95,625
                                    10,000             1.34       3.25     05/20/07        20,439        51,797
                                    20,000             2.67       2.31     12/15/07        29,055        73,631

James G. Evans, Jr.(6)              20,000(7)          2.67       4.00     01/28/07        50,312       127,499
                                    10,000             1.34       3.25     05/20/07        20,439        51,797

James P. Simmons, Jr.(6)            10,000(7)          1.34       4.00     01/28/07        25,156        63,750
                                    10,000             1.34       3.50     05/23/07        22,011        55,781


-------------


(1) Total number of shares subject to options granted to employees in fiscal 1997 was 748,634, which number includes options granted to employee directors, but excludes options granted to nonemployee directors and consultants.


(2) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 1997, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holders' continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Option vests over a four-year period at the rate of 1/8th of the shares subject to the Option vesting on the date of grant and 1/48 of the shares subject to the Option vesting monthly thereafter beginning 10/07/97, subject to optionee's continued employment with the Company; 70,000 of the 280,000 options will be accelerated to vest immediately upon a change of control involving a change in Mr. Thomas' position.

(4) Mr. Hu ceased service with the Company in April 1997; options to purchase 20,000 shares terminated prior to the vesting of any shares under such options.

(5) No options were granted to Mr. Cotten in fiscal 1997. See "Aggregated Option Exercises In Fiscal 1997 and 1997 Fiscal Year-End Option Values," page 12, for information regarding Mr. Cotten's prior option grants.

(6) Each option vests over a four-year period at the rate of 1/4th of the shares subject to the option at the end of the first twelve months and 1/36th of the remaining shares subject to the option at the end of each monthly period thereafter so long as such optionee's employment with the Company has not terminated.

(7)      Option grant replaces a 1996 option grant which was canceled.

AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND 1997 FISCAL YEAR-END OPTION
VALUES

         The following table sets forth certain information concerning the value of unexercised options as of December 31, 1997 for each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table."

                                                                NUMBER OF SECURITIES             VALUE OF UNEXERCISED IN
                                                               UNDERLYING UNEXERCISED              THE MONEY OPTIONS AT
                                                             OPTIONS AT FISCAL YEAR END:             FISCAL YEAR END:
                              SHARES          VALUE        -----------------------------     -------------------------------
                            ACQUIRED ON     REALIZED       EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
         NAME                EXERCISE         ($)              (#)              (#)              ($)              ($)
---------------------      ------------     --------       -----------     -------------     -----------     -------------
M. Peter Thomas                 --             --            46,667           233,333            N/A(1)            N/A(1)
Daniel C. Hu (2)                --             --                --                --              --                --
E. Ray Cotten(3)                --             --            37,670            71,264            N/A(1)            N/A(1)
Robert B. Hammond               --             --            61,667            63,333            N/A(1)        $16,240(4)
James G. Evans, Jr.             --             --            30,001            59,999            N/A(1)            N/A(1)
James P. Simmons, Jr.           --             --            43,021            46,979            N/A(1)            N/A(1)

----------


(1) The fair market value of the Company's Common Stock as of December 31, 1997 was $3.125, which did not exceed the exercise price of such exercisable or unexercisable options held by such person.

(2) Mr. Hu ceased service with the Company in April 1997 and had no outstanding options on December 31, 1997.

(3) Of a total of 108,934 options to purchase Common Stock of the Company granted to Mr. Cotten during fiscal 1996, 93,934 options will be accelerated to vest immediately upon "acquisition of the Company" defined as "the acquisition or merger of the Company into another entity or the acquisition or merger of another entity into the Company which is valued at or in excess of $2.5 Million or is significant to the Company as determined by the Board of Directors of the Company in its sole discretion."

(4) Market value of underlying securities based on the $3.125 closing price of the Company's Common Stock on December 31, 1997 (the last market trading day in 1997), minus the exercise price.

TEN YEAR OPTION REPRICINGS

      The following table identifies stock options to purchase shares of the Company's Common Stock held by all officers of the Company, including the Named Officers, which were granted at a lower exercise price during the last ten fiscal years, including the repricing on January 28, 1997 (the "January Repricing") by replacement of certain options previously granted to such officers during fiscal 1996. The Compensation Committee Report on Repricing of Options on page 15 sets forth the basis for these exchanges.

                                                                                                           LENGTH OF
                                                                                                           ORIGINAL
                                             NUMBER OF                                                     OPTION
                                             SECURITIES   MARKET PRICE                                      TERM
                                             UNDERLYING   OF STOCK AT        EXERCISE        NEW          REMAINING
                                             OPTIONS       TIME OF          PRICE AT TIME  EXERCISE       AT DATE OF
       NAME                        DATE      REPRICED     REPRICING ($)     OF REPRICING   PRICE ($)      REPRICING
---------------------------      --------    --------     -------------     -------------  ---------      -----------
                                                 (#)                             ($)
Robert B. Hammond                01/28/97      15,000         4.00               7.38         4.00        9 yrs 5 mos
Senior Vice President and        01/11/96      25,000         4.63               7.00         4.88        7 yrs
Chief Technical Officer          01/11/96      15,000         4.63               6.25         4.88        7 yrs 9 mos
                                 01/11/96      15,000         4.63               7.25         4.88        8 yrs 9 mos

James G. Evans, Jr.              01/28/97      20,000         4.00               7.38         4.00        9 yrs 5 mos
Vice President and Chief         01/12/96      45,000         4.69               6.25         4.88        9 yrs 4 mos
Financial Officer

James P. Simmons, Jr.            01/28/97      10,000         4.00               7.38         4.00        9 yrs 5 mos
Vice President, Marketing        01/15/96      45,000         4.75               6.50         4.88        8 yrs 7 mos
and Sales                        01/15/96      15,000         4.75               6.25         4.88        9 yrs 7 mos

Daniel C. Hu(1)                  01/12/96      96,117         4.68               7.00         4.88        7 yrs
President and Chief              01/12/96     144,176         4.68               7.00         4.88        7 yrs 2 mos
Executive Officer

Gregory L. Hey-Shipton(2)        01/09/96      10,000         4.75               7.00         4.88        7 yrs
Director of RF                   01/09/96       7,500         4.75               7.50         4.88        7 yrs 8 mos
Engineering                      01/09/96      10,000         4.75               6.38         4.88        8 yrs 8 mos
                                 01/09/96      10,000         4.75               5.88         4.88        9 yrs 8 mos

Neal Fenzi                       01/15/96       3,500         4.75              10.00         4.88        7 yrs 4 mos
Vice President,                  01/15/96       3,000         4.75               7.13         4.88        9 yrs 3 mos
Engineering

Michael M. Eddy                  01/28/97       7,000         4.00               7.38         4.00        9 yrs 5 mos
Vice President,                  01/09/96       7,500         4.75               7.50         4.88        7 yrs 9 mos
Operations                       01/09/96       3,000         4.75               6.38         4.88        8 yrs 9 mos
                                 01/09/96       3,000         4.75               5.88         4.88        9 yrs 9 mos


---------------

1 Mr. Hu ceased service with the Company in April 1997. As of December 31, 1997, all of Mr. Hu's shares included in the 1996 repricing were canceled and returned to the option pool for future grant pursuant to the option plan from which they were granted.

2 Mr. Hey-Shipton, formerly Vice President and General Manager, Government Products Business Unit, left service with the Company for a period of approximately six months during 1997. As of December 31, 1997, all of Mr. Hey-Shipton's shares included in the 1996 repricing had been canceled and returned to the option pool for future grant pursuant to the option plan from which they were granted.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Based solely upon a review of such forms, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% stockholders for the 1997 fiscal year and prior years were complied with.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


      The Compensation Committee of the Company's Board of Directors is composed of four nonemployee directors, namely, Robert P. Caren, Ph.D., Dennis Horowitz, John D. Lockton and J. Robert Schrieffer, Ph.D. No interlocking relationship exists between the Company's Board of Directors and the compensation committee of any other company, and no such interlocking relationship has existed in the past.

                          COMPENSATION COMMITTEE REPORT

      The Compensation Committee (the "Committee") of the Board of Directors of the Company is comprised of four independent, non-employee directors who have no interlocking relationships with the Company or any of its affiliates. As part of their duties, the Compensation Committee reviews compensation levels of the executive officers to insure compensation is in line with performance and industry practices. The goal of the Committee is to insure the compensation practices of the Company are sufficient to attract the necessary technical and manufacturing talent to enable the growth from a development stage company into one with commercialized products.

      The Committee meets with the Chief Executive Officer to gather input on the performance of the other executive officers. In determining individual salaries for officers, consideration is given to individual factors, such as experience, performance and responsibilities within the Company, as well as industry-specific comparables. Because the superconductivity industry is small, the Committee uses other industries for comparable measures which have similar manufacturing techniques and challenges, in particular the wireless and semiconductor industries. As the Company is still in the development stages, bonus plans are based upon goal attainment rather than upon profitability. Historically, the Company has not given bonuses on an annual or recurring basis.

      The Compensation Committee also administers the Company's Stock Option Program, which is made available to all employees. In addition to the executive officers, the Committee also reviews stock option grants to all employees. The size of the stock option awards is based primarily on an individual's performance, responsibilities and position with the Company, as well as such individual's present equity ownership and unvested and vested stock options. The Committee believes the stock option program is crucial to the retention and motivation of all employees. The Committee also believes it is essential to insure all employees have a stake in the Company. With all employees as stakeholders, the Committee believes this enhances the overall stockholder value and creates an environment in which creativity and technical achievement will excel.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      When setting the Chief Executive Officer's compensation, the Committee does so without such person's attendance. The Chief Executive Officer's compensation is determined based on comparable salaries of chief executive officers in comparable technology companies. As stated previously, the superconductivity industry is small; the Committee uses other industries for comparable measures which have some of the same manufacturing techniques and challenges.


      Daniel C. Hu, who served as the Company's Chief Executive Officer during part of fiscal 1997, ceased service with the Company in April 1997. He was paid a salary of $208,535 and a bonus of $78,000 during 1997. The options he was granted upon joining the Company, which were in part based upon performance, were accelerated to vest on April 7, 1997, but were unexercised and returned to the option plan November 1, 1997. In addition, during 1996 and 1997 Mr. Hu received additional grants of options to purchase 180,000 shares, which options terminated prior to the exercise of any shares under such options.

      M. Peter Thomas, who served as the Company's Chief Executive Officer during most of fiscal 1997, began his employment with the Company in April 1997 upon the departure of Mr. Hu. Mr. Thomas' annual salary was set at $200,000 by the Board at the time of hire, and he earned $162,798 from his date of hire in April through December 31, 1997. In addition to his salary, at the time of hire Mr. Thomas was granted an option to purchase 280,000 shares of the Company's Common Stock, vesting over a period of 4 years. No adjustment has been made to Mr. Thomas' compensation since his date of hire.


$1,000,000 LIMIT ON TAX DEDUCTIBLE COMPENSATION

      Section 162(m), enacted as part of the Omnibus Budget Reconciliation Act of 1993, limits to $1,000,000 the deductibility, for any year beginning after December 31, 1993, of compensation paid by a public corporation to the chief executive officer and the next four most highly compensated executive officers unless such compensation is performance-based within the meaning of Section 162(m) and the regulations thereunder.

      The Committee intends to continue to utilize performance-based compensation in order to minimize the effect of the limits imposed by Section 162(m) and seeks to assure the maximum tax deductibility of all compensation it authorizes. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.


                                Robert P. Caren, Ph.D.
                                Dennis Horowitz
                                John D. Lockton
                                J. Robert Schrieffer, Ph.D.



                         REPORT ON REPRICING OF OPTIONS


      On January 28, 1997, the Compensation Committee of the Board of Directors of the Company voted to cancel the special option grants made to certain employees of the Company, including the Named Officers, granted on August 20, 1996 in connection with the Company's follow-on public offering and to regrant to those certain employees still in service with the Company new options with an exercise price of $4.00 per share, which price was equal to the closing price of the Company's Common Stock on that date. The actions of the Compensation Committee were ratified by the Board of Directors at its meeting immediately following the meeting of the Compensation Committee. A total of 73,000 shares granted August 20, 1996 were canceled, and 63,000 of those options were regranted to employees, including the Named Officers. The Ten Year Option Repricings Table on page 13 lists all officers of the Company whose options were canceled and regranted in the January Repricing.


      The Company believes that given the disparity in January of 1997 between the trading price of its Common Stock and the exercise price of those options awarded employees as incentive compensation following the public offering process in August 1996, the January Repricing was desirable in order to incentivize the Company's employees to continue to work towards the future growth of the Company and to retain key personnel. In exchange for the reduction in the exercise price, the vesting commencement date of each replaced option commenced with the date of the grant of the replacement option vs.
the earlier August 20, 1996 date.


                                Robert P. Caren, Ph.D.
                                Dennis Horowitz
                                John D. Lockton
                                J. Robert Schrieffer, Ph.D.

                         STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the cumulative total stockholders' return on the Company's Common Stock since the Company's initial public offering in March 1993 with the NASDAQ-U.S. Index and the Hambrecht & Quist Technology Index over the same period (assuming the investment of $100 in the Company's Common Stock and in the two other indices, and reinvestment of all dividends).


                          SUPERCONDUCTOR TECHNOLOGIES
                              H&Q TECHNOLOGY INDEX
                        NASDAQ STOCK MARKET - U.S. INDEX

              Superconductor                       Nasdaq Stock
 DATES         Technologies     H&O Technology      Market-U.S.
-------       --------------    --------------     ------------
3/9/93              100               100                100
Dec-93             63.75            108.68             112.88
Dec-94             65.00            130.55             110.34
Dec-95             45.00            195.20             156.05
Dec-96             39.37            242.61             191.93
Dec-97             31.25            284.43             235.52


                                   FORM 10-K

      THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO SUPERCONDUCTOR TECHNOLOGIES INC., 460 WARD DRIVE, SUITE F, SANTA BARBARA, CALIFORNIA 93111, ATTN: INVESTOR RELATIONS.


      The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.



                       BY ORDER OF THE BOARD OF DIRECTORS



Santa Barbara, California
April 20, 1998

                                       DETACH HERE

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             SUPERCONDUCTOR TECHNOLOGIES INC.
P                             ANNUAL MEETING OF STOCKHOLDERS
                                       May 20, 1998
R
     The undersigned stockholder of SUPERCONDUCTOR TECHNOLOGIES INC., a Delaware
O corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April __, 1998 and hereby
X appoints M. Peter Thomas and James G. Evans, Jr., or either of them, proxies and attorneys-in-fact, with full power to each of substitution,
Y on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Superconductor Technologies Inc. to be held on May 20, 1998 at 11:00 a.m., local time, at the Pacifica Suites, located at 5490 Hollister Avenue, Santa Barbara, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


                                                                    -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
                                                                        SIDE
                                                                    -----------

                                  DETACH HERE

[X] Please mark votes as
    in this sample.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. Election of Directors


Nominees: Glenn E. Penisten; E. Ray Cotten; M. Peter Thomas; Robert P. Caren, Ph.D.; Dennis Horowitz; John D. Lockton; J. Robert Schrieffer, Ph.D.


                  FOR               WITHHELD
                  [ ]                 [ ]

[ ] ______________________________________________

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write their name in the space provided above.)

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK THEREUNDER BY 15,000,000 SHARES.

                  FOR               AGAINST            ABSTAIN
                  [ ]                 [ ]                [ ]

3. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                  FOR               AGAINST            ABSTAIN
                  [ ]                 [ ]                [ ]

and, in their discretion, upon such other matter or matters, which may properly come before the meeting or any adjournment or adjournments thereof.

MARK HERE FOR ADDRESS CHANGE   [ ]
AND NOTE AT LEFT

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:___________________________________________ Date:_____________________

Signature:___________________________________________ Date:_____________________